Exhibit 10.2



                                     TECO ENERGY GROUP
                             SUPPLEMENTAL RETIREMENT BENEFITS
                                      TRUST AGREEMENT


                           Second Amendment to 1989 Restatement


      The TECO Energy Group Supplemental Retirement Benefits Trust Agreement dated as of April 27, 1989, as amended, is hereby further amended as follows:

      1.    The attached Exhibit A is substituted for the existing Exhibit A.

      2.    The attached Exhibit B is substituted for the existing Exhibit B.


      IN WITNESS WHEREOF, the Company and the Trustee have executed this amendment as of July 17, 1995.


                                    TECO ENERGY, INC.



                                    By:     /s/ Roger A. Dunn
                                                Roger A. Dunn
                                       Vice President - Human Resources


                                    NATIONSBANK OF FLORIDA, N.A., as
                                    Trustee



                                    By:
                                        Name:
                                        Title:

















                                                              Exhibit 10.2


                                         EXHIBIT A

                           (As revised effective July 17, 1995)

TECO Energy Group Supplemental Executive Retirement Plan

TECO Energy, Inc. Supplemental Executive Retirement Plan for H.L. Culbreath

TECO Energy Group Supplemental Executive Retirement Plan for T.L. Guzzle

Excess benefit plan contained in the TECO Energy Group Retirement Plan

TECO Energy Group Supplemental Executive Retirement Plan for Roger H. Kessel

TECO Energy Group Supplemental Executive Retirement Plan for Alan D. Oak

TECO Energy Group Supplemental Executive Retirement Plan for
Keith S. Surgenor

TECO Energy Group Supplemental Executive Retirement Plan for James K. Taggart

TECO Energy Group Supplemental Executive Retirement Plan for
Girard F. Anderson

TECO Energy Group Supplemental Executive Retirement Plan for
Richard E. Ludwig

TECO Energy Group Supplemental Executive Retirement Plan for Roger A. Dunn






























                                                           Exhibit 10.2


                                         EXHIBIT B

                           (As revised effective July 17, 1995)

Timothy L. Guzzle

Girard F. Anderson

James K. Taggart

Alan D. Oak

Roger H. Kessel

Keith S. Surgenor

Richard E. Ludwig

Roger A. Dunn






























